EXHIBIT 99.2

THE MORTGAGE POOL

The following information sets forth in tabular format certain information, as of the Cut-off Date, about the Mortgage Loans included in the Mortgage Pool.  Other than with respect to rates of interest, percentages are approximate.  In addition, the percentages in the column entitled “Percent of Aggregate Principal Balance Outstanding” are stated by that portion of the Cut-off Date Pool Principal Balance representing the Mortgage Pool as a whole.  The sum of the columns below may not equal the total indicated due to rounding.  In addition, each weighted average Credit Bureau Risk Score set forth below has been calculated without regard to any Mortgage Loan for which the Credit Bureau Risk Score is unknown.

Mortgage Loan Programs for the Mortgage Loans
in the Mortgage Pool

Mortgage Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
10-Year Fixed	15	1,464,417	0.15	97,628	8.935	119.62	587	71.0
15-Year Fixed	150	19,223,663	1.92	128,158	8.009	179.57	598	71.2
15-Year Fixed – Credit Comeback	13	1,127,190	0.11	86,707	9.927	179.74	592	74.2
20-Year Fixed	77	12,683,368	1.27	164,719	7.881	239.61	603	72.5
25-Year Fixed	19	2,380,595	0.24	125,294	8.309	298.10	596	80.3
30-Year Fixed	3,932	652,004,696	65.20	165,820	8.194	359.49	602	76.9
30-Year Fixed – Credit Comeback	297	44,302,345	4.43	149,166	8.987	359.58	582	78.0
40-Year Fixed	796	178,729,249	17.87	224,534	7.756	479.53	604	76.8
40-Year Fixed – Credit Comeback	41	7,872,122	0.79	192,003	8.839	479.75	592	77.1
30-Year Fixed – 120-month Interest Only	1	180,000	0.02	180,000	9.500	358.00	572	60.0
30-Year Fixed – 60-month Interest Only	250	63,909,443	6.39	255,638	7.365	359.46	643	78.8
40-Year Fixed – 60-month Interest Only	1	370,600	0.04	370,600	7.375	480.00	637	85.0
30/10-Year Fixed Balloon	1	131,250	0.01	131,250	11.500	119.00	705	99.6
30/15-Year Fixed Balloon	6	1,254,906	0.13	209,151	9.249	178.72	615	81.3
40/30-Year Fixed Balloon	65	14,377,673	1.44	221,195	7.923	359.26	601	76.1
Total	5,664	1,000,011,517	100.00

Original Terms to Stated Maturity for the Mortgage Loans
in the Mortgage Pool

Original Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
Fixed 120	16	1,595,667	0.16	99,729	9.146	119.57	596	73.4
Fixed 180	169	21,605,759	2.16	127,845	8.181	179.53	598	71.9
Fixed 240	77	12,683,368	1.27	164,719	7.881	239.61	603	72.5
Fixed 300	19	2,380,595	0.24	125,294	8.309	298.10	596	80.3
Fixed 360	4,545	774,774,157	77.48	170,467	8.166	359.49	605	77.1
Fixed 480	838	186,971,971	18.70	223,117	7.800	479.54	604	76.9
Total	5,664	1,000,011,517	100.00

Mortgage Loan Principal Balances for the Mortgage Loans
in the Mortgage Pool

Range of Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
25,000.01 – 50,000.00	48	2,282,627	0.23	47,555	10.175	325.07	589	63.9
50,000.01 – 75,000.00	486	30,944,230	3.09	63,671	9.895	351.81	587	76.5
75,000.01 – 100,000.00	859	75,757,414	7.58	88,193	8.945	357.36	596	77.5
100,000.01 – 150,000.00	1,623	200,912,047	20.09	123,791	8.561	365.52	599	78.6
150,000.01 – 200,000.00	1,026	178,650,090	17.86	174,123	8.225	373.88	598	77.1
200,000.01 – 250,000.00	588	131,447,104	13.14	223,549	7.966	377.54	604	76.1
250,000.01 – 300,000.00	361	98,939,356	9.89	274,070	7.846	383.26	603	75.1
300,000.01 – 350,000.00	254	82,279,642	8.23	323,936	7.632	388.42	607	77.1
350,000.01 – 400,000.00	118	43,991,902	4.40	372,813	7.617	394.21	609	75.8
400,000.01 – 450,000.00	94	39,588,152	3.96	421,151	7.209	393.65	615	76.4
450,000.01 – 500,000.00	85	40,814,120	4.08	480,166	7.304	387.31	623	76.6
500,000.01 – 550,000.00	40	21,034,446	2.10	525,861	7.558	378.09	614	76.6
550,000.01 – 600,000.00	35	20,165,088	2.02	576,145	6.890	390.53	627	77.6
600,000.01 – 650,000.00	14	8,767,890	0.88	626,278	6.994	402.28	638	80.1
650,000.01 – 700,000.00	11	7,487,999	0.75	680,727	6.693	392.21	652	74.1
700,000.01 – 750,000.00	11	7,960,068	0.80	723,643	7.277	391.81	628	82.8
750,000.01 – 800,000.00	6	4,631,300	0.46	771,883	7.175	378.54	636	72.4
800,000.01 – 850,000.00	1	837,620	0.08	837,620	6.375	479.00	592	63.2
850,000.01 – 900,000.00	3	2,620,222	0.26	873,407	7.256	359.67	626	60.6
Greater than 900,000.00	1	900,200	0.09	900,200	5.875	359.00	724	75.3
Total	5,664	1,000,011,517	100.00

State Distribution of the Mortgaged Properties for the Mortgage Loans
in the Mortgage Pool

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
Alabama	90	10,067,824	1.01	111,865	8.866	348.61	603	83.2
Alaska	15	2,869,053	0.29	191,270	8.083	377.38	622	81.0
Arizona	158	28,616,406	2.86	181,116	7.984	382.85	608	77.5
Arkansas	26	2,781,134	0.28	106,967	8.695	348.07	597	79.3
California	556	167,500,976	16.75	301,261	7.143	393.40	613	72.0
Colorado	78	13,311,005	1.33	170,654	7.945	379.33	612	82.1
Connecticut	64	12,685,379	1.27	198,209	8.144	378.61	599	74.2
Delaware	15	2,333,751	0.23	155,583	8.438	381.71	608	77.8
District of Columbia	20	5,710,921	0.57	285,546	7.840	389.47	591	69.6
Florida	705	117,741,193	11.77	167,009	8.084	378.33	600	74.2
Georgia	260	37,496,711	3.75	144,218	8.919	367.82	604	83.8
Hawaii	31	10,380,966	1.04	334,870	6.974	397.65	629	67.7
Idaho	36	5,699,937	0.57	158,332	7.774	393.42	608	80.3
Illinois	144	23,882,330	2.39	165,850	8.841	360.37	591	81.3
Indiana	72	7,814,605	0.78	108,536	9.183	357.63	600	84.6
Iowa	43	4,314,358	0.43	100,334	9.003	356.77	598	81.0
Kansas	29	3,647,741	0.36	125,784	9.840	355.64	600	87.6
Kentucky	42	5,087,248	0.51	121,125	9.048	355.26	594	82.6
Louisiana	97	11,880,587	1.19	122,480	8.878	346.33	601	82.3
Maine	32	4,702,599	0.47	146,956	8.131	361.04	588	78.4
Maryland	175	39,364,383	3.94	224,939	8.005	394.08	599	77.1
Massachusetts	101	23,693,360	2.37	234,588	7.744	372.97	609	71.1
Michigan	116	13,964,870	1.40	120,387	9.398	368.23	601	83.8
Minnesota	45	7,921,703	0.79	176,038	8.085	383.00	597	76.4
Mississippi	71	7,521,364	0.75	105,935	8.901	367.00	597	82.9
Missouri	116	13,213,017	1.32	113,905	8.710	364.13	594	83.5
Montana	16	2,948,450	0.29	184,278	8.670	374.36	606	79.6
Nebraska	14	1,860,921	0.19	132,923	8.568	388.41	589	84.0
Nevada	55	12,542,915	1.25	228,053	7.797	401.46	609	77.0
New Hampshire	22	3,746,711	0.37	170,305	7.698	374.88	619	75.3
New Jersey	164	40,172,156	4.02	244,952	8.037	368.91	605	73.9
New Mexico	44	6,704,159	0.67	152,367	8.427	365.13	598	83.2
New York	253	69,293,088	6.93	273,886	7.724	386.28	594	68.7
North Carolina	146	19,356,696	1.94	132,580	9.107	356.73	599	84.5
North Dakota	2	193,639	0.02	96,819	7.976	359.54	623	87.3
Ohio	98	11,407,653	1.14	116,405	9.188	373.76	595	82.4
Oklahoma	71	7,319,288	0.73	103,089	9.027	358.87	607	85.8
Oregon	69	13,884,418	1.39	201,223	7.727	397.07	617	78.6
Pennsylvania	213	26,782,249	2.68	125,738	8.502	363.75	598	77.7
Rhode Island	25	6,130,292	0.61	245,212	8.738	375.78	609	81.6
South Carolina	66	8,715,185	0.87	132,048	8.996	369.87	598	82.2
South Dakota	5	643,953	0.06	128,791	8.880	330.87	609	87.7
Tennessee	140	16,085,385	1.61	114,896	8.780	360.33	599	82.9
Texas	680	86,373,370	8.64	127,020	8.564	353.93	603	81.2
Utah	59	10,208,593	1.02	173,027	8.129	371.76	612	81.0
Vermont	8	1,261,709	0.13	157,714	8.009	379.83	605	74.4
Virginia	168	30,837,502	3.08	183,557	7.932	382.88	598	78.7
Washington	130	28,862,445	2.89	222,019	7.615	370.18	619	79.3
West Virginia	19	2,369,277	0.24	124,699	9.284	315.89	591	82.4
Wisconsin	45	5,521,907	0.55	122,709	9.214	360.56	607	83.4
Wyoming	15	2,586,133	0.26	172,409	7.648	359.26	647	76.3
Total	5,664	1,000,011,517	100.00

Loan-to-Value Ratios for the Mortgage Loans
in the Mortgage Pool

Range of Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
50.00 or Less	340	56,030,407	5.60	164,795	7.485	367.08	593	41.6
50.01 – 55.00	158	29,600,224	2.96	187,343	7.366	364.85	595	52.9
55.01 – 60.00	243	43,256,767	4.33	178,011	7.598	373.30	585	57.8
60.01 – 65.00	342	67,351,763	6.74	196,935	7.488	376.28	590	63.2
65.01 – 70.00	428	78,861,733	7.89	184,256	7.862	380.54	586	68.3
70.01 – 75.00	530	99,208,801	9.92	187,186	7.940	380.33	594	73.6
75.01 – 80.00	1,303	222,152,722	22.22	170,493	8.072	374.62	611	79.2
80.01 – 85.00	739	139,757,942	13.98	189,118	8.140	378.64	602	84.1
85.01 – 90.00	937	165,967,837	16.60	177,127	8.329	380.30	620	89.2
90.01 – 95.00	419	65,486,504	6.55	156,292	8.971	370.98	615	94.5
95.01 – 100.00	225	32,336,816	3.23	143,719	9.826	366.46	628	99.7
Total	5,664	1,000,011,517	100.00

Combined Loan-to-Value Ratios(1) for the Mortgage Loans
in the Mortgage Pool

Range of Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
50.00 or Less	335	55,442,307	5.54	165,499	7.464	367.15	593	41.5
50.01 – 55.00	157	29,445,224	2.94	187,549	7.368	364.88	595	52.8
55.01 – 60.00	239	42,496,174	4.25	177,808	7.616	372.07	585	57.7
60.01 – 65.00	343	67,601,763	6.76	197,090	7.488	376.67	589	63.1
65.01 – 70.00	428	78,652,073	7.87	183,767	7.870	380.34	585	68.3
70.01 – 75.00	506	95,413,658	9.54	188,565	7.939	380.64	591	73.5
75.01 – 80.00	949	165,299,015	16.53	174,182	8.065	374.02	597	79.0
80.01 – 85.00	741	140,447,868	14.04	189,538	8.129	378.51	603	84.0
85.01 – 90.00	942	167,284,000	16.73	177,584	8.320	380.19	620	89.1
90.01 – 95.00	431	67,384,036	6.74	156,343	8.934	371.01	616	94.0
95.01 – 100.00	593	90,545,400	9.05	152,690	8.734	373.40	641	86.7
Total	5,664	1,000,011,517	100.00
____________
(1)
The Combined Loan-to-Value Ratios presented in the foregoing table reflect only certain junior lien mortgage loans secured by the related Mortgaged Properties.  See the definition of “Combined Loan-to-Value Ratio” under “The Mortgage Pool—Loan-to-Value Ratio” in the Prospectus Supplement.

Current Mortgage Rates for the Mortgage Loans
in the Mortgage Pool

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
5.501 – 6.000	28	11,226,039	1.12	400,930	5.913	369.39	658	68.6
6.001 – 6.500	276	79,500,422	7.95	288,045	6.385	387.92	631	70.3
6.501 – 7.000	650	163,246,557	16.32	251,149	6.828	380.00	619	70.7
7.001 – 7.500	706	150,526,811	15.05	213,211	7.322	380.33	612	74.6
7.501 – 8.000	888	158,021,479	15.80	177,952	7.803	375.71	607	77.2
8.001 – 8.500	718	117,154,160	11.72	163,167	8.324	377.76	601	78.3
8.501 – 9.000	744	111,090,807	11.11	149,316	8.795	369.76	596	80.6
9.001 – 9.500	425	61,812,592	6.18	145,441	9.315	370.07	588	82.5
9.501 – 10.000	452	58,464,532	5.85	129,346	9.811	368.29	578	82.7
10.001 – 10.500	266	32,583,899	3.26	122,496	10.307	366.54	576	84.7
10.501 – 11.000	220	24,319,465	2.43	110,543	10.795	363.46	573	82.8
11.001 – 11.500	145	15,969,016	1.60	110,131	11.283	364.27	568	85.0
11.501 – 12.000	110	12,008,219	1.20	109,166	11.766	378.03	564	87.1
12.001 – 12.500	23	2,774,351	0.28	120,624	12.285	363.88	562	79.2
12.501 – 13.000	7	617,918	0.06	88,274	12.788	359.30	577	83.5
13.001 – 13.500	4	554,250	0.06	138,563	13.117	360.00	564	91.5
Greater than 14.000	2	141,000	0.01	70,500	14.378	360.00	636	85.5
Total	5,664	1,000,011,517	100.00

Types of Mortgaged Properties for the Mortgage Loans
in the Mortgage Pool

Mortgaged Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
Single Family Residence	4,587	786,824,452	78.68	171,534	8.098	375.49	602	76.7
Planned Unit Development	683	136,381,629	13.64	199,680	8.087	376.80	610	80.3
Two Family Home	150	32,044,876	3.20	213,633	8.054	375.50	608	72.3
Low-Rise Condominium	180	30,993,473	3.10	172,186	8.185	384.69	607	75.9
Three Family Home	27	7,303,588	0.73	270,503	7.844	384.56	617	66.0
Four Family Home	11	2,778,602	0.28	252,600	7.739	396.37	612	61.5
Manufactured Housing (1)	21	2,229,779	0.22	106,180	8.818	349.92	644	65.9
High-Rise Condominium	5	1,455,118	0.15	291,024	8.180	359.59	655	75.4
Total	5,664	1,000,011,517	100.00
____________
(1)	Treated as real property.

Loan Purposes for the Mortgage Loans
in the Mortgage Pool

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
Refinance- Cash Out	4,106	766,274,296	76.63	186,623	7.963	377.83	601	74.9
Refinance – Rate/Term	754	119,923,435	11.99	159,050	8.028	371.53	611	80.7
Purchase	804	113,813,786	11.38	141,559	9.068	368.39	619	86.3
Total	5,664	1,000,011,517	100.00

Occupancy Types for the Mortgage Loans
in the Mortgage Pool(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
Owner Occupied	5,418	967,158,060	96.71	178,508	8.080	376.53	603	77.0
Investment Property	202	24,643,708	2.46	121,999	8.746	364.82	634	76.1
Second Home	44	8,209,750	0.82	186,585	8.082	346.46	633	70.7
Total	5,664	1,000,011,517	100.00
____________
(1)	Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

Remaining Terms to Stated Maturity for the Mortgage Loans
in the Mortgage Pool

Range of Remaining Terms (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
1 – 120	16	1,595,667	0.16	99,729	9.146	119.57	596	73.4
121 – 180	169	21,605,759	2.16	127,845	8.181	179.53	598	71.9
181 – 300	96	15,063,963	1.51	156,916	7.949	248.85	602	73.7
301 – 360	4,545	774,774,157	77.48	170,467	8.166	359.49	605	77.1
Greater than 360	838	186,971,971	18.70	223,117	7.800	479.54	604	76.9
Total	5,664	1,000,011,517	100.00

Loan Documentation Types for the Mortgage Loans
in the Mortgage Pool

Loan Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
Full Documentation	4,321	728,725,892	72.87	168,648	8.035	376.25	602	78.8
Stated Income	1,343	271,285,625	27.13	202,000	8.263	375.31	610	71.9
Total	5,664	1,000,011,517	100.00

Credit Bureau Risk Scores(1) for the Mortgage Loans
in the Mortgage Pool

Range of Credit Bureau Risk Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
801 – 820	3	502,118	0.05	167,373	7.917	306.93	810	86.4
781 – 800	4	600,421	0.06	150,105	7.295	379.38	793	79.2
761 – 780	15	4,204,589	0.42	280,306	6.809	378.78	770	73.7
741 – 760	26	5,905,595	0.59	227,138	7.084	367.74	749	83.1
721 – 740	27	6,536,422	0.65	242,090	7.188	374.89	730	81.6
701 – 720	45	8,721,158	0.87	193,804	7.608	386.94	707	84.1
681 – 700	172	35,899,550	3.59	208,718	7.419	372.11	689	79.4
661 – 680	307	61,076,374	6.11	198,946	7.602	371.95	669	80.5
641 – 660	577	112,601,370	11.26	195,150	7.705	377.84	650	80.2
621 – 640	694	127,304,257	12.73	183,436	7.752	378.22	630	77.6
601 – 620	906	164,262,710	16.43	181,305	7.946	376.89	610	78.3
581 – 600	828	141,644,564	14.16	171,068	8.199	379.18	591	77.8
561 – 580	754	125,240,475	12.52	166,101	8.346	371.32	571	75.1
541 – 560	618	100,147,576	10.01	162,051	8.533	379.06	551	73.7
521 – 540	425	65,296,206	6.53	153,638	8.878	369.96	531	71.5
501 – 520	248	37,495,111	3.75	151,190	9.257	372.27	512	67.3
500 or Less	15	2,573,020	0.26	171,535	10.198	412.50	500	74.9
Total	5,664	1,000,011,517	100.00
____________
(1)
The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

Credit Grade Categories for the Mortgage Loans
in the Mortgage Pool

Credit Grade Category	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
A	4,560	807,520,096	80.75	177,088	8.031	375.78	611	78.4
A-	347	66,881,474	6.69	192,742	8.100	372.64	582	73.1
B	474	82,010,761	8.20	173,018	8.346	381.26	575	71.7
C	230	35,810,898	3.58	155,700	8.827	374.31	569	65.8
C-	21	3,103,125	0.31	147,768	9.416	356.29	553	68.6
D	32	4,685,163	0.47	146,411	8.582	396.13	549	59.4
Total	5,664	1,000,011,517	100.00

Prepayment Penalty Periods for the Mortgage Loans
in the Mortgage Pool

Prepayment Penalty Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
0	1,610	268,180,980	26.82	166,572	8.486	366.84	600	77.9
12	267	68,673,619	6.87	257,205	7.949	385.03	596	70.8
24	268	48,932,747	4.89	182,585	8.457	363.84	602	76.9
30	4	679,277	0.07	169,819	8.134	302.44	630	91.4
36	1,215	208,522,790	20.85	171,624	8.144	373.96	606	76.6
60	2,300	405,022,104	40.50	176,097	7.795	383.17	607	77.4
Total	5,664	1,000,011,517	100.00

Interest Only Periods for the Mortgage Loans
in the Mortgage Pool

Interest Only Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percent of Aggregate Principal Balance Outstanding	Average Current Principal Balance ($)	Weighted Average Gross Mortgage Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Credit Bureau Risk Score	Weighted Average Loan-to-Value Ratio (%)
0	5,412	935,551,475	93.55	172,866	8.147	377.09	602	76.8
60	251	64,280,043	6.43	256,096	7.365	360.16	643	78.8
120	1	180,000	0.02	180,000	9.500	358.00	572	60.0
Total	5,664	1,000,011,517	100.00